Exhibit 99.1

Kingold Jewelry Announces Results of 2019 Annual Meeting of Stockholders;

Schedules Date of 2020 Annual Meeting of Stockholders

WUHAN CITY, China, December 19, 2019 - Kingold Jewelry, Inc. ("Kingold" or the "Company") (NASDAQ: KGJI), one of China's leading manufacturers and designers of high quality 24-karat gold jewelry, ornaments and investment-oriented products, today announced the results of its 2019 Annual Meeting of Stockholders and scheduled its 2020 Annual Meeting.

At the Annual Meeting of Stockholders held on December 18, 2019 in Wuhan, China, two proposals were submitted to and approved by the stockholders. The proposals are described in detail in the Company’s Definitive Proxy Statement on Form DEF 14A filed with the U.S. Securities and Exchange Commission on November 18, 2019.

Stockholders reelected five directors to the Company’s Board of Directors to hold office for a one-year term until the annual meeting of stockholders in 2020 or until their successors are elected and qualified, and stockholders ratified the selection of Friedman LLP as independent registered public accounting firm for the fiscal year ending December 31, 2019.

2020 Annual Meeting of Stockholders Scheduled for September 28, 2020

The Company also announced its plan to hold its 2020 Annual Meeting of Stockholders on Monday, September 28, 2020, in Poland. The exact time and location of the 2020 Annual Meeting will be specified in the Company’s proxy statement for the 2020 Annual Meeting.

Rule 14a-8 Stockholder Proposal Deadline

The 2020 Annual Meeting date represents a change of more than 30 days from the anniversary of the Company’s 2019 Annual Meeting of Stockholders. As a result, under Rule 14a-8 under the Securities Exchange Act of 1934, as amended, the deadline for the receipt of any stockholder proposals submitted pursuant to Rule 14a-8 for inclusion in the Company’s proxy materials for the 2020 Annual Meeting is required to be a reasonable time before the Company begins to print and mail the proxy materials. Taking into consideration the time and process for addressing any deficiencies in proposals that may be submitted, the Company has determined that July 31, 2020 should be the deadline for receipt of proposals pursuant to Rule 14a-8. In order to be considered timely, such proposals must be received in writing by the Company before the close of business on July 31, 2020 and delivered to: No. 8 Han Huang Road, Jiang’an District, Wuhan, China, Attention: Corporate Secretary. Such proposals will need to comply with the rules of the Securities and Exchange Commission regarding the inclusion of stockholder proposals in the Company’s proxy materials, and may be omitted if not in compliance with applicable requirements.

About Kingold Jewelry, Inc.

Kingold Jewelry, Inc. (NASDAQ: KGJI), centrally located in Wuhan City, one of China's largest cities, was founded in 2002 and today is one of China's leading designers and manufacturers of 24-karat gold jewelry, ornaments, and investment-oriented products. The Company sells both directly to retailers as well as through major distributors across China. Kingold has received numerous industry awards and has been a member of the Shanghai Gold Exchange since 2003. For more information, please visit www.kingoldjewelry.com.

Business Risks and Forward-Looking Statements

This press release contains forward-looking statements that are subject to the safe harbors created under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. You can identify these forward - looking statements by words such as “expects,” “believe,” “project,” “anticipate,” or similar expressions. Readers are cautioned that actual results could differ materially from those expressed in any forward-looking statements. Forward-looking statements are subject to a number of risks, including those contained in Kingold's SEC filings available at www.sec.gov, including Kingold's most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date on which they are made. Kingold undertakes no obligation to update or revise any forward-looking statements for any reason.

Company Contact

Kingold Jewelry, Inc.

Bin Liu, CFO

Phone: +1-847-660-3498 (US) / +86-27-6569-4977 (China)

bl@kingoldjewelry.com

Investor Relations Counsel:

The Equity Group Inc.

Adam Prior (in US)

Phone: +212 836-9606

aprior@equityny.com

Lucy Ma (in China)

Phone: 86-10 5661 7012

lma@equityny.com